SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 12, 2003

Clayton Homes, Inc.

(Exact name of Registrant as specified in charter)

Delaware	1-8824	62-1671360

(State or other jurisdiction	(Commission file	(IRS employer
of incorporation)	number)	identification no.)

5000 Clayton Road, Maryville, Tennessee	37804

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(865) 380-3000

Not applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     99.1     Notice to Directors and Executive Officers of Clayton Homes, Inc., dated June 12, 2003.

Item 9. Regulation FD Disclosure.

     On June 12, 2003, Clayton Homes, Inc., a Delaware corporation (the “Company”), sent a notice to its directors and executive officers, as required by Rule 104 of Regulation BTR, with respect to a “blackout period,” as such term is defined in Rule 100 of Regulation BTR for the Company’s 401(k) Savings Plan (the “Plan”).

     The notice provided to the Company’s directors and executive officers to this effect is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Company received notice of the blackout period from the Plan’s administrator on June 12, 2003, as required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974.

     The information provided in this current report on Form 8-K is being furnished pursuant to Item 11 (Temporary Suspension of Trading Under Registrant’s Employee Benefit Plan) under Item 9 of Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2003

CLAYTON HOMES, INC.

By:	/s/ Kevin T. Clayton Kevin T. Clayton Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99.1	Notice to Directors and Executive Officers of Clayton Homes, Inc., dated June 12, 2003.

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